                          SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.    )

Check the appropriate box:

[X]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement

                        NU-WAVE HEALTH PRODUCTS, INC.
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              (Name of Registrant As Specified In Its Charter)


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Payment of Filing Fee (Check the appropriate box):

         [X]     No fee required.
         [ ]     Fee computed on table below per Exchange Act Rules 14c-5(g)
                 and 0-11.
          1)     Title of each class of securities to which transaction applies:

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          2)     Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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           4)    Proposed maximum aggregate value of transaction:


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           5)    Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)    Amount Previously Paid:

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           2)    Form, Schedule or Registration Statement No.:

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           3)    Filing Party:

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           4)    Date Filed:

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

                       PRELIMINARY INFORMATION STATEMENT

                 WITH REGARD TO WRITTEN CONSENT OF SHAREHOLDERS

                         NU-WAVE HEALTH PRODUCTS, INC.
                          5905-A HAMPTON OAKS PARKWAY
                                TAMPA, FL 33610


         This statement is furnished in connection with an Amendment to the Articles of Incorporation of Nu-Wave Health Products, Inc. (the "Company") adopted by the Written Consent of the record holders of more than a majority of the issued and outstanding shares of Common Stock of the Company.

         The date of this Information Statement is July ___, 1998. This Information Statement is first being mailed to shareholders on or about July __, 1998.

                                    GENERAL

         Management of the Company has determined that it is advisable for the Company to amend its Articles of Incorporation to (i) change the name of the Company to Dynamic Health Products, Inc., (ii) amend its capitalization provisions to increase its authorized capital stock and change the wording of the provisions regarding the establishment of the terms of any preferred stock issued by the Company, and (iii) implement a one-for-three reverse stock split (the "Reverse Split") of its shares of Common Stock.

         The renewal owners of 2,278,553 shares of Common Stock, or approximately 59.6% of the issued and outstanding Common Stock of the Company have approved the amendment by written consent. The written consent is not effective until twenty calendar days after this Information Statement is mailed to the remaining shareholders who are not signatories to the written consent. The consent of the holders of a majority of the total outstanding voting shares was necessary to approve the amendment. A copy of the executed form of written consent in lieu of a meeting is attached as Attachment "A."

  THIS INFORMATION STATEMENT IS PROVIDED TO YOU TO COMPLY WITH THE REGULATIONS
                   OF THE SECURITIES AND EXCHANGE COMMISSION.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                _______________

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         The only outstanding class of voting securities of the Company is common stock, $.01 par value (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters upon which the shareholders are entitled to vote.

         Holders of record of the Common Stock at the close of business on July 2, 1998, were entitled to vote by written consent on an amendment to the Company's Articles of Incorporation as described under "Matters Acted Upon," below. At the close of business on July 2, 1998, 3,823,547 shares of Common Stock were issued, outstanding, and entitled to vote.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information, as of June 1, 1998 with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's officers and directors; and (iii) the directors and officers of the Company as a group. An asterisk indicates beneficial ownership of less than 1% of the outstanding Common Stock. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

NAME AND ADDRESS                                 AMOUNT AND NATURE OF               PERCENT
OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP               OF CLASS
Manju Taneja                                            1,964,553 (1)                   51%
c/o Nu-Wave Health Products, Inc.
5905-A Hampton Oaks Parkway
Tampa, FL  33610

Jugal K. Taneja                                           484,229 (2)                   13%
c/o Nu-Wave Health Products, Inc.
5905-A Hampton Oaks Parkway
Tampa, FL  33610

Kotha S. Sekharam                                         255,000                        7%
c/o Nu-Wave Health Products, Inc.
5905-A Hampton Oaks Parkway
Tampa, FL  33610

Cani I. Shuman                                                -0-                        *
c/o Nu-Wave Health Products, Inc.
5905-A Hampton Oaks Parkway
Tampa, FL  33610

Paul Santostasi                                               -0- (3)                    *
c/o Energy Factors, Inc.
6950 Bryan Dairy Road
Largo, FL 33777



Mihir K. Taneja                                             5,000 (4)                   *
c/o Nu-Wave Health Products, Inc.
5905-A Hampton Oaks Parkway
Tampa, FL  33610

Martin A. Traber                                           30,000                       *
Foley & Lardner
100 North Tampa Street
Tampa, FL  33602

All  officers  and  directors as  a  group  (6            774,229 (5)                   *
persons)


--------------------------
      *Less than one percent.

(1) Excludes beneficial ownership of (i) 59,000 shares of Common Stock owned by Jugal Taneja, (ii) 210,229 shares of Common Stock owned by Carnegie Capital, (iii) 210,000 shares of Common Stock owned by First Delhi Trust,
      (iv) 5,000 shares of Common Stock owned by Mandeep Taneja, as to which Mrs. Taneja exercises no voting or disposition rights.

      On June 26, 1998, the Company acquired all of the issued and outstanding shares of common stock of Becan Distributors, Inc., an Ohio corporation ("Becan"). Pursuant to that transaction, the shareholders of Becan exchanged all of their shares of Becan common stock for an agreement by the Company to issue to them shares of Company Common Stock after the Company implements the Reverse Split. At that time, the Becan shareholders collectively will be issued a total of 1,500,000 shares of Company Stock. Manju Taneja was the owner of 145 shares, or approximately 22.6% of the issued and outstanding common stock of Becan and, when issued by the Company after the Reverse Split, will be entitled to receive 338,334 shares of Company Common Stock. Because the Reverse Split has not occurred, such shares are not included in the table above, but such shares would be equivalent to approximately 1,015,002 shares of Company Common Stock, before the Reverse Split.

      Mandeep Taneja was the owner of 145 shares of Becan common stock and, when issued by the Company, will be entitled to receive 338,333 shares of Common Stock (equivalent to approximately 1,015,002 shares of Company Common Stock before the Reverse Split). Manju Taneja exercises no voting or disposition rights over such shares and they are therefore excluded from the above table.

(2) Includes beneficial ownership of (i) 210,229 shares of Common Stock owned by Carnegie Capital, (ii) 210,000 shares of Common Stock owned by First Delhi Trust, (iii) 5,000 shares of Common Stock owned by Mandeep
      Taneja. Excludes 1,964,553 shares beneficially owned by his wife, Manju Taneja, as to which Mr. Taneja exercises no voting or disposition rights.

      Manju Taneja was the owner of 145 shares of Becan common stock and, when issued by the Company, will be entitled to receive 338,333 shares of Common Stock (equivalent to approximately 1,015,002 shares of Company Common Stock before the Reverse Split). Jugal Taneja exercises no voting or disposition rights over such shares and they are therefore excluded from the above table.

(3) Mr. Santostasi is a controlling shareholder of U.S. Diversified Technologies, Inc., a Florida corporation ("U.S.") which was the sole shareholder of Energy Factors, Inc., a Florida corporation acquired by the Company on June 12, 1998. After the filing of the Amendment and the Reverse Split, the Company will issue to U.S. 400,000 shares of Series A Convertible Preferred Stock ("Preferred Stock"). Such shares of Preferred Stock have not been issued and there is no outside date within which they must be issued. Consequently they are not included in the table above.

(4) Mihir Taneja was the owner of 145 shares, or approximately 22.6% of the issued and outstanding Becan common stock and is entitled to receive 338,333 shares of Company Common Stock after the Reverse Split. Such shares are not included in the table above, but would be equivalent to approximately 1,015,000 shares of Company Common Stock before the Reverse Split.

(5) Includes shares beneficially owned by Jugal Taneja, Kotha Sekharam, Cani Shuman, Paul Santostasi, Mihir Taneja, and Martin Traber. Does not include any of the 676,667 shares of Company Stock to be issued after the Reverse Split (equivalent to approximately 2,030,001 shares of Company Common Stock pre-Reverse Split) to Manju Taneja and Mihir Taneja in connection with the Becan acquisition described above.

                               MATTERS ACTED UPON

         All of the matters embodied in the Amendment, a copy of which is attached hereto as Exhibit "A," have been approved by the written consent of the holders of approximately 59.6% of the Company's issued and outstanding shares of common stock. The Amendment will be filed with the Florida Secretary of State on the first business day following the twentieth day after this Information Statement is mailed to the shareholders or as soon thereafter as is practical. At that time, all amendments included therein will be effective and the Reverse Split will be implemented with a record date to be established by the Board of Directors.

         The Company is required, pursuant to Section 607.0704 of the Florida Business Corporation Act to give notice to those shareholders who have not consented in writing to the matters described herein. That notice is attached hereto as Attachment "B."

APPROVAL OF NAME CHANGE

         Item 2 of the Amendment includes a change in the name of the Company from Nu-Wave Health Products, Inc. to Dynamic Health Products, Inc. The reason for this change is that another company engaged in a similar business in Florida uses the Nu-Wave name and therefore it is in the best interests of the Company to change its name.

APPROVAL OF CAPITALIZATION CHANGES

         The capitalization changes are embodied in Item 3 of the Amendment. They include an increase in the Company's authorized capital from 9,000,000 shares of common stock to 20,000,000 shares of common stock, $.01 par value and from 1,000,000 shares of preferred stock to 2,000,000 shares of preferred stock, $.01 par value. The increase in the authorized number of shares of common stock and preferred stock is intended to provide the Company with the flexibility for funding its capital needs and corporate growth, including, but not limited to, a possible public offering of securities of the Company, for potential acquisitions, and for future stock dividends and stock splits, as well as to allow for the possible exercise of options to purchase shares of Company capital stock.

         Pursuant to the Company's acquisition on June 12, 1998 of Energy Factors, Inc., a Florida corporation ("Energy Factors"), the Company has granted an option (the "Santostasi Option") to Paul Santostasi to purchase 600,000 pre-Stock Split shares of Company Common Stock and has agreed that after the Amendment has been filed with the Florida Secretary of State and after the Reverse Split has been implemented, it will issue 400,000 shares of Class A Convertible Preferred Stock (convertible into 400,000 shares of Company Common Stock) to the former shareholder of Energy Factors as consideration for the sale of Energy Factors to the Company. In addition, the Company anticipates conducting a private placement offering of its Common Stock during 1998. Upon completion of the private placement offering, the Company intends to position itself for a public offering of its Common Stock. The number of shares to be offered in any such public offering has not been determined and there is no assurance that a private placement offering or a public offering can or will be completed.

         Pursuant to its acquisition on June 26, 1998 of all of the issued and outstanding shares of capital stock of Becan Distributors, Inc., an Ohio corporation ("Becan"), the Company has agreed to issue to the Becan shareholders a total of 1,500,000 post-Reverse Split shares of Company Common Stock. Other than as discussed herein, the Company has no present plans, agreements, arrangements or understandings regarding the issuance of any shares of Common Stock.

         The Amendment also clarifies and conforms to the requirements of the Florida Business Corporation Act the procedure for the designation by the Board of Directors of the terms of preferred stock which may be issued by the Company.

REVERSE STOCK SPLIT

         As indicated above, upon the expiration of twenty calendar days after this Information statement is mailed to shareholders, the Company will file the Amendment with the Florida Secretary of State and the Company will effect the Reverse Split as of a record date to be determined by the Board of Directors. Pursuant to the Reverse Split, each three outstanding shares of Common Stock, par value $.01 per share (the "Old Common Stock"), as well as any shares issuable upon exercise of outstanding options, will become equivalent to and be exchanged for one share of Common Stock, $.01 par value per share (the "New Common Stock").

         New certificates representing shares of New Common Stock will be issued in place of and upon surrender of the current certificates representing outstanding shares of Old Common Stock, on the basis of one share of New Common Stock for every three outstanding shares of Old Common Stock. Upon effectiveness of the Reverse Split, shareholders will be advised of the procedures for the surrender and replacement of their existing stock certificates. In connection with the Reverse Split, fractional shares of New Common Stock will not be issued but any shareholder entitled to a fractional share will be paid in money the fair value thereof as required under Section 607.0604(5) of the Florida Business Corporation Act.

         As of the date hereof, the Company had an aggregate 3,823,547 shares of Common Stock outstanding and the Santostasi Option to purchase 600,000 shares of Common Stock. In conjunction with its acquisition of Energy Factors, the Company has agreed to issue 400,000 shares of Series A Convertible Preferred Stock (convertible into 400,000 shares of New Common Stock) after the Amendment is filed and the Reverse Split is effected and in conjunction with its acquisition of Becan, the Company has agreed to issue 1,500,000 shares of New Common Stock after the Amendment is filed and the Reverse Split is effected. Therefore, after the Reverse Split is effected, and all of the shares described above have been issued, the Company will have approximately 2,774,516 shares of New Common Stock outstanding (subject to adjustment for fractional shares); 400,000 shares of New Common Stock subject to issuance upon the conversion of the Series A Convertible Preferred Stock, and 200,000 shares of New Common Stock underlying the Santostasi Option.

         The Board of Directors believes that this reduction in the number of outstanding shares of the Common Stock to be caused by the Reverse Split will afford a better opportunity for the market price, if and when an active market for shares of Common Stock, for the Common Stock increases in the event of future earnings, although no assurances can be given that such will be the case.


                  EFFECTS OF AMENDMENT AND REVERSE STOCK SPLIT

         The combined effect of the approval of the Amendment and the effectiveness of the Reverse Split will be to substantially reduce the percentage of authorized shares that are issued and outstanding (as well as reducing the number of shares reserved for issuance upon exercise of the Santostasi Option) while dramatically increasing the percentage of authorized shares that will be unissued and available for issuance. Set forth below is a table disclosing the number of shares and the percentages of authorized shares of Old Common Stock issued, reserved for issuance upon exercise of the Santostasi Option, upon conversion of the Series A Convertible Preferred Stock, and upon issuance of the shares of Common Stock pursuant to the Becan acquisition, and unissued as of the date hereof and the numbers and percentages of authorized shares of New Common Stock that will be issued, reserved for issuance and unissued upon the effectiveness of the Amendment and the Reverse Split.

                                                                                AT EFFECTIVENESS OF
                                    AT JULY 2, 1998                         AMENDMENT AND REVERSE SPLIT
                              ------------------------------               ------------------------------
                              NUMBER              PERCENTAGE               NUMBER              PERCENTAGE
                              ------              ----------               ------              ----------
Issued  . . . . . .          3,823,547             42.48%                 2,774,516(1)            13.87%
Reserved  . . . . .            600,000(2)           6.67%                   600,000(3)             3.00%
Unissued and
  not Reserved  . .          4,576,543             50.85%                16,625,484               83.13%

--------------

(1) After giving effect to the issuance of 1,500,000 shares of New Common Stock pursuant to the acquisition by the Company of Becan.

(2) Includes only the shares of Old Common Stock underlying the Santostasi Option. Does not include the number of shares of Old Common stock equivalent to 400,000 shares of New Common Stock into which the Class
     A Convertible Preferred Stock, when issued, is convertible, and the number of shares of Old Common Stock equivalent to 1,500,000 shares of New Common Stock to be issued to the former shareholders of Becan pursuant to its acquisition by the Company.

(3) After giving effect to the issuance by the Company of 400,000 shares of Class A Convertible Preferred Stock (convertible into 400,000 shares of New Common Stock). Also includes 200,000 shares of New Common Stock underlying the Santostasi Option.

         After filing of the Amendment, in addition to issuing 1,500,000 shares of New Common Stock pursuant to the acquisition by the Company of Becan, and the issuance of 400,000 shares of Class A Convertible Preferred Stock (convertible into 400,000 shares of New Common Stock), additional authorized shares may be issued on such terms and at such times as the Board of Directors may determine without further action by the shareholders, unless otherwise required by applicable laws or regulations. As shareholders of the Company do not have preemptive rights with respect to authorized shares of Common Stock, the issuance of additional shares of New Common Stock following the filing of the Amendment and the effectiveness of the Reverse Split, including the issuance of shares of New Common Stock to the Becan shareholders as described above (including Manju Taneja, the beneficial owner of more than a majority of the shares of the Old Common Stock, and Messrs. Jugal Taneja (a director of the Company) and Mihir Taneja, the son of Manju Taneja and Jugal Taneja, except in certain cases such as a stock dividend or a stock split, would affect the voting rights of the present shareholders of the Company in that there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors. Such an increase in voting shares would dilute the voting power of the present shareholders.

         With the exception of the reduction in outstanding shares caused by the Reverse Split, the Old Common Stock and the New Common Stock are identical. As was the case with the Old Common Stock, holders of the New Common Stock will be entitled to dividends when and as declared by the Board of Directors from funds legally available therefor, and, upon liquidation will be entitled to share pro rata in any distribution to shareholders. Holders of the New Common Stock (as was the case with holders of the Old Common Stock) will have one non-cumulative vote for each share held so that holders of more than 50% of the New Common Stock will be able to elect all the directors and the remaining stockholders will be unable to elect any directors. There are no preemptive, conversion or redemption privileges, nor sinking fund provisions with respect to either the New Common Stock or the Old Common Stock. All of the outstanding shares of the Old Common Stock are (and all of the shares of stock issued upon the Reverse Split will be) validly issued, fully paid and non-assessable.

         The Reverse Split will not effect any change in the rights of minority stockholders concerning a change in control or takeover of the Company.
Receipt of shares of New Common Stock upon surrender of Old Common Stock in connection with the Reverse Split will not constitute taxable income to shareholders under federal income tax laws.

         The increase in shares authorized for issuance resulting from the Amendment and Reverse Split will also make a larger number of additional shares available for issuance upon exercise of additional options which may be granted to management and members of the Board of Directors as well as sales of shares of New Common Stock to management, members of the Board or persons and entities friendly to or affiliated with management or the Board. Although, except as described above with respect to the Energy Factors acquisition and the Becan acquisition, there are no present plans to grant such additional options or make any such sales of shares, no assurance can be given that they will not occur in the future. Any such exercises or sales to management, the directors or persons friendly or affiliated to management or the directors would further entrench and protect the continuity of the present management and Board of Directors. Any issuances of additional shares of Common Stock could result in a dilution of the net income (if any) per share of Common Stock and have, depending on the consideration therefor, a dilutive effect on the net tangible book value per share of the Common Stock.

         Although it is not the intent of the Board of Directors, the Amendment and Reverse Split may have the effect of deterring or rendering more difficult an attempt to obtain control of the Company, as the Company will have the ability to issue shares to parties (including management, directors and parties friendly or affiliated therewith, as described in the preceding paragraph) other than the party attempting a takeover of the Company. The Board of Directors is not aware of any present attempt to obtain control of the Company and the Amendment and Reverse Split have not been proposed in response to any known effort to obtain control or for the purpose of deterring or rendering more difficult an attempt to obtain control. This anti-takeover consequence of the Amendment and Reverse Split is that the market trading price (if and when trading commences) of the New Common Stock will be less likely to reflect a premium for control thereby adversely affecting the present stockholders.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


         By Order of the Board of Directors.

                                        NU-WAVE HEALTH PRODUCTS, INC.


                                        By: /s/ Kotha S. Sekharam
                                           -------------------------------
                                           Kotha S. Sekharam, President

                                ATTACHMENT "A"

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                         NU-WAVE HEALTH PRODUCTS, INC.


         Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, this corporation adopts the following articles of amendment to its Articles of Incorporation:

      1.      The name of the corporation is Nu-Wave Health Products, Inc.

      2.      Article I is amended in its entirety to read as follows:

                 "Article I.      Name

                 The name of the corporation is Dynamic Health Products, Inc."

      3. Article III of this corporation's Articles of Incorporation is amended in its entirety to read as follows:

                            "ARTICLE III.    SHARES

                 The total number of shares which the corporation shall have the authority to issue shall be twenty two million (22,000,000) shares, consisting of twenty million
                 (20,000,000) shares of common stock and two million (2,000,000) shares of preferred stock, all having a par value of $0.01 per share. The preferred stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of preferred stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different shares of preferred stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

                          Authority is hereby expressly granted to the Board of
                 Directors from time to time to provide for the issuance of preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Florida Business Corporation Act. Without limited the generality of the foregoing, the resolutions providing for issuance of any series of preferred stock may provide that such series shall be superior or ranked equally or be junior to the preferred stock of any other series to the extent permitted by law. Except as otherwise specifically provided in a resolution establishing a series of preferred stock, no vote of the holders of the preferred stock or common stock shall be a prerequisite to the issuance of any shares of any series of the preferred stock authorized by and complying with the conditions of these Articles of Incorporation.

                 The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

                 Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Florida as may be required by the Florida Business Corporation Act including, without limitation, an amendment to the Articles of Incorporation."

         In connection with the adoption of the aforesaid amendment, the corporation is effectuating a one for three (1:3) reversed stock split whereby each three (3) shares of common stock, par value $.01 per share (the "Old Common

Stock"), outstanding immediately prior to the adoption of the aforesaid amendment, as well as any shares issuable upon exercise of outstanding options, will become equivalent to and be exchanged for one (1) share of common stock, par value $.01 per share (the "New Common Stock"). Fractional shares of New Common Stock will not be issued as part of the aforesaid exchange of New Common Stock for shares of Old Common Stock, but any shareholder who would be entitled to a fractional share of New Common Stock in such exchange will, pursuant to
Section 607.0604(5), Florida Statutes, be paid in money the fair value thereof.


         4.         This amendment was adopted on ________, 1998.

         5. This amendment was approved by the shareholders of the corporation. The number of votes cast for the amendment was sufficient for approval.

         Signed this ___ day of ________, 1998.





                                        Nu-Wave Health Products, Inc.


                                        By: __________________________
                                            Kotha S. Sekharam

                               ATTACHMENT "B"

                          NOTICE OF WRITTEN ACTIONS
                                     OF
                              THE SHAREHOLDERS
                                     OF
                         NU-WAVE HEALTH PRODUCTS, INC.


To:  Shareholders of Nu-Wave Health Products, Inc.

         The attached copy of the Written Consent of Shareholders ("Consent") holding at least a majority of the issued and outstanding shares of common stock of Nu-Wave Health Products, Inc. (the "Corporation") dated July 2, 1998 approves amendments (which are attached to the Consent) to the Corporation's Articles of Incorporation (the "Amendments").

         The Amendments (i) change the name of the Corporation to Dynamic Health Products, Inc., (ii) increase the authorized capital stock from 9,000,000 shares of common stock and 1,000,000 shares of preferred stock to 20,000,000 shares of common stock and 2,000,000 shares of preferred stock, and
(iii) authorize a one-for-three reverse split and, pursuant to Section 607.0604, Florida Statutes, the payment in money of the fair value of fractional shares resulting from the reverse stock split. The record date for the reverse stock split will be set by the Board of Directors.

         The Consent is subject to and the actions taken pursuant thereto are not effective until the Corporation has complied with Section 14 of the Securities Exchange Act of 1934 and applicable regulations promulgated by the Securities and Exchange Commission thereunder.

Dated this 2nd day July, 1998.


                                        Nu-Wave Health Products, Inc.


                                        By: /s/ Kotha S. Sekharam
                                           -------------------------------
                                           Kotha S. Sekharam, President

                     ATTACHMENT TO NOTICE OF WRITTEN ACTION
                                       OF
                                THE SHAREHOLDERS
                                       OF
                         NU-WAVE HEALTH PRODUCTS, INC.


                     SHAREHOLDER WRITTEN CONSENT TO ACTION


         The undersigned, as the holders of at least a majority of the issued and outstanding shares of common stock of Nu-Wave Health Products, Inc., a Florida corporation (the "Company") agree, adopt, consent to, and take the following actions under Section 607.0704 of the Florida Business Corporation Act (the "Act"):

         1. The undersigned waive all formal requirements, including the necessity of holding a formal or informal meeting and any requirement that notice of such meeting be given.

         2.      The undersigned take the following corporate actions:

                 WHEREAS, it has been determined that it is in the best interests of the Company to amend its Articles of Incorporation (the "Amendment") to increase its authorized shares to 20,000,000 shares of common stock, $.01 par value and 2,000,000 shares of preferred stock, $.01 par value and to effectuate a three-for-one reverse stock split such that each three (3) shares of currently issued and outstanding common stock shall be converted into one (1) share of common stock, $.01 par value per share;

                 WHEREAS, it has been determined that it is in the best interests of the Company to amend its Articles of Incorporation to change its name to Dynamic Health Products, Inc.; and

                 WHEREAS, the Company must, before the Amendment is filed with the Florida Secretary of State, comply with the requirements of Section 14 of the Securities and Exchange Act of 1934 (the "Act") by filing with the Securities and Exchange Commission and mailing to shareholders an Information Statement.

                 NOW, THEREFORE:

                 BE IT RESOLVED, that the Articles of Incorporation of the Company be amended to provide for an increase in the number of shares of capital stock that the Company is authorized to issue and to change the name of the Company as set forth in the Articles of Amendment, a copy of which is attached hereto as Exhibit "A."

                 BE IT FURTHER RESOLVED, that the Amendment shall not be filed with the Florida Secretary of State until the Company has filed with the Securities and Exchange

Commission and mailed to shareholders an Information Statement in accordance with the provisions of the Act.

                 The undersigned execute the foregoing Shareholder Written Consent to Action for the purpose of giving their consent as of the 2nd day of July, 1998.

SIGNATURE PAGE TO SHAREHOLDER WRITTEN CONSENT TO ACTION FOR NU-WAVE HEALTH PRODUCTS, INC.


                                 Number of Shares Owned of Record
         Name                             and Beneficially
         ----                             ----------------

/s/ Manju Taneja                            1,964,553
---------------------------
Manju Taneja

/s/ Jugal K. Taneja                            59,000
---------------------------
Jugal K. Taneja

/s/ Kotha S. Sekharam                         255,000
---------------------------                ----------
Kotha S. Sekharam
                                      Total 2,278,553

         Total issued and outstanding shares of common stock as of July 2, 1998: 3,823,547







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